UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2012

EDGEWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15333 Avenue of Science

San Diego, CA 92128

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Entry into a Material Definitive Agreement.

Amendment to Convertible Notes

On March 29, 2012, Edgewave, Inc. (the “Company”) entered into the First Amendment to Secured Subordinated Convertible Note (the “Note Amendment”) with ATA Affiliates Fund II, L.P., ATA Investment Fund II, L.P., ATA Ventures II, L.P., RWI Ventures II, L.P. (collectively, the “Investors”) as well as the Martha E. Sanfilippo Foundation, amending the existing Secured Subordinated Convertible Notes (the “Note(s)”) issued by the Company to the Investors on December 5, 2011. As previously disclosed by the Company on Form 8-K filed with the Securities and Exchange Commission on December 9, 2011, the Notes were issued as part of Securities Purchase Agreements and Prepayment Agreements dated December 5, 2011 entered into between the Company and the Investors. The Martha E. Sanfilippo Foundation Note, Securities Purchase Agreements and Prepayment Agreements were dated January 4, 2012. Pursuant to the terms of the Note Amendment, Section 4(C) of the Note was amended and restated to provide that prior to December 5, 2012 the Company shall not issue a new note or series of new notes for aggregate consideration of in excess of $25,000 with a new note conversion rate of less than the then current conversion price of the Note. The original language in Section 4(C) of the Note provided that in the event that prior to December 5, 2012 the Company issues a new note or a series of new notes for aggregate consideration of in excess of $25,000, and the new note conversion rate of any new note is less than the then current conversion price of the Note then going forward the conversion price of the portion of the Note that has not previously been converted into equity securities will automatically be reduced to such new note conversion rate.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 with respect to the issuance of the Notes is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form First Amendment to Secured Subordinated Convertible Note
10.2	Form of Secured Subordinated Convertible Note dated December 5, 2011 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2011).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWAVE, Inc.

Dated: April 4, 2012	By:	/s/ Louis E. Ryan
Louis E. Ryan
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Form First Amendment to Secured Subordinated Convertible Note
10.2	Form of Secured Subordinated Convertible Note dated December 5, 2011 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2011).

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